Supplement dated March 21, 2013
to the current Statement of Additional Information (“SAI”)

of Prudential Investment Portfolios 12 (“Funds”)
_____________________________________________________________________________________

The SAI is revised as follows:

In Part I of the SAI, in the section entitled “Management and Advisory Arrangements/Additional Information about Portfolio Manager-Other Accounts and Ownership of Fund Securities”, the table is hereby deleted and the following new table is substituted:

Global Real Estate Fund
Subadviser	Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets	Fund Ownership
PREI®	Marc Halle	2/$31,904,923	1/$52,962,847	7/$614,291,146	$0
	Rick J. Romano, CFA	2/$31,904,923	1/$52,962,847	7/$614,291,146	$0
	Gek Lang Lee, CFA	2/$31,904,923	1/$52,962,847	7/$614,291,146	$0

US Real Estate Fund
Subadviser	Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets	Fund Ownership
PREI®	Marc R. Halle	2/$1,002,821,772	1/$52,962,847	7/$614,291,146	$0
	Rick J. Romano, CFA	2/$1,002,821,772	1/$52,962,847	7/$614,291,146	$0
	Gek Lang Lee, CFA	2/$1,002,821,772	1/$52,962,847	7/$614,291,146	$0

LR466